Exhibit 10.2

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “SPA”) is entered into by and between Todos Medical Ltd., an Israeli company (the “Company”), and Strategic Investment Holdings, LLC, a Nevada limited liability company (the “Holder” or “Shareholder”) on the date set forth on the signature page hereto.

WHEREAS, subject to the terms and conditions set forth in the Agreement (the “Provista Purchase Agreement” by and between the Shareholder, Ascenda BioSciences LLC, a Delaware limited liability company (“Ascenda”) and Provista Diagnostics, Inc., a Delaware corporation (“Provista”) and the Company of even date herewith whereby the Company will purchase 100% of the outstanding securities of Provista, the Company shall issue and sell to the Holder or Holder’s designees, (a) such number of shares of the ordinary stock of the Company, par value NIS 0.01 per share, (the “Ordinary Stock”) with a Fair Market Value of one million five hundred thousand dollars ($1,500,000), and (b) a promissory note with a Fair Market Value of $3,500,000 upon the terms and subject to the limitations and conditions set forth in this SPA and the Convertible Note. The Provista Purchase Agreement, this Spa, the Convertible Promissory Note (the “Convertible Note”), Escrow Agreement (the “Escrow Agreement”) and Security Agreement (the “Security Agreement”), each attached to the Provista Purchase Agreement and each of even date herewith with all exhibits and schedules thereto, and other documents executed in connection with the transactions contemplated hereby (collectively the “Transaction Documents”) each attached hereto and incorporated herein and made a part hereof:

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this SPA, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Holder agree as follows:

1. PURCHASE AND SALE.

1.1 The Ordinary Stock and Convertible Note. On the Closing Date (as defined below), the Company shall issue and deliver to the Holder, such number of shares of the Ordinary Stock with a Fair Market Value (as defined herein) of $1,500,000 (the “Deposit Shares”), and a promissory note (the “Convertible Note”) convertible into such number of shares of the Ordinary Stock, with a Fair Market Value of $3,500,000 (the “Conversion Shares”) pursuant to the terms of the Convertible Note attached to the SPA as Exhibit 3. The Ordinary Stock, the Convertible Note and the Ordinary Stock into which the Convertible Note is exercisable into shall collectively be referred to herein as the “Securities”.

1.2 Intentionally omitted.

1.3 Consideration. Pursuant to the terms of the Provista, the Company shall deliver the sum of $7,500,000 to Sellers. $1,500,000 of the Purchase Price shall be paid by the Company with the Ordinary Stock with a Fair Market Value (as defined herein) of $1,500,000, and $3,500,000 shall be paid with the Convertible Note to purchase shares of the Ordinary Stock with a Fair Market Value of $3,500,000.

1.4 Closing Date. The First Closing shall occur on April 19, 2021 (the “First Closing Date”), and the Second Closing shall occur on July 1, 2021 (the “Second Closing Date”) as set forth in the Provista Purchase Agreement.

1.5 Ownership. For the avoidance of doubt, on the First Closing Date, the Seller shall hold full right, title, and interest in and to the Deposit Shares which shall include but not be limited to the beneficial ownership and right to the Deposit Shares. For the avoidance of doubt, on Second Closing Date, the Seller shall hold full right, title, and interest in and to the Convertible Note which shall include but not be limited to: (i) all contemplated conversion rights into the Company’s Ordinary Stock arising under the Convertible Note, and (ii) the beneficial ownership and right to the Company’s Ordinary Stock issued upon conversion of the Convertible Note.

2. HOLDER’S REPRESENTATIONS AND WARRANTIES.

2.1 The Holder represents and warrants to the Company that it is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D (an “Accredited Investor”) and acquiring the Securities for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof in violation of applicable securities laws; provided, however, by making the representations herein, Holder does not agree, or make any representation or warranty, to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

Except as disclosed by the Company in the publicly filed SEC Documents (as defined in this SPA) the Company represents and warrants to the Holder, as of the date hereof and the Closing Date, that:

3.1 Organization and Qualification. The Company and each of its Subsidiaries (as defined below), if any, is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. “Material Adverse Effect” means any material adverse effect on the business, operations, assets, financial condition or prospects of the Company or its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith. “Subsidiaries” means any corporation or other organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest.

3.2 Authorization; Enforcement. The Company has all requisite corporate power and authority to enter into and perform its obligations under the Provista Purchase Agreement, this SPA, the Convertible Note, the Escrow Agreement and the Security Agreement and all ancillary agreements, exhibits and schedules hereto and thereto (collectively the “Transaction documents”) and delivered the same to the Seller and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, the execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Securities and the issuance and reservation for issuance of the Conversion Shares issuable upon conversion of the Note) have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required, the Transaction Documents have been duly executed and delivered by the Company, and each of the Transaction Documents constitutes, and upon execution and delivery by the Company, each Transaction Document will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

3.3 Capitalization. As of the date hereof, the authorized capital stock of the Company, and number of shares issued and outstanding, is as set forth in the Company’s most recent periodic report filed with the SEC. Except as disclosed in the SEC Documents no shares are reserved for issuance pursuant to the Company’s stock option plans. Except as disclosed in the SEC Documents, no shares are reserved for issuance pursuant to securities exercisable for, or convertible into or exchangeable for shares of Ordinary Stock. All of such outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and nonassessable. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the shareholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company As of the effective date of the Transaction Documents, and except as disclosed in the SEC Documents, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities, notes or rights convertible into or exchangeable for any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries, (ii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of any of the Securities. The SEC documents disclose all securities convertible into or exercisable for Ordinary Stock of the Company and the material rights of the holders thereof in respect thereto.

3.4 Issuance of Shares. The Ordinary Stock and the Conversion Shares, upon conversion of the Convertible Note, as the case may be duly authorized and the Conversion Shares reserved for issuance, in accordance with their respective terms. Upon issuance, the Ordinary Stock and the Conversion Shares will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof.

3.5 No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance of the Securities) will not (i) conflict with or result in a violation of any provision of the Formation Documents or By-laws, or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any of its Subsidiaries is a party and that is not filed as an SEC Document or other document filed with the SEC, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its Subsidiaries is in violation of its Formation Documents, By-laws or other organizational documents and neither the Company nor any of its Subsidiaries is in default (and no event has occurred which with notice or lapse of time or both could put the Company or any of its Subsidiaries in default) under, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or by which any property or assets of the Company or any of its Subsidiaries is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. Except as specifically contemplated by this SPA and as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self-regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under the Transaction Documents in accordance with the terms hereof or thereof or to issue and sell the Securities in accordance with the terms hereof and thereof.All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company is not in violation of the listing requirements of the Principal Market (as defined in this SPA) and does not reasonably anticipate that the Ordinary Stock will be delisted by the Principal Market in the foreseeable future. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

3.6 SEC Documents; Financial Statements. Except for the Form 10-K for the year ended December 31, 2020, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (“1934 Act” or “Exchange Act”), and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior the date hereof). As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).Except as set forth in the financial statements of the Company included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business, and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company. The Company is subject to the reporting requirements of the 1934 Act.

3.7 Absence of Certain Changes. Since August 17, 2020, there has been no material adverse change and no material adverse development in the assets, liabilities, business, properties, operations, financial condition, results of operations, prospects or 1934 Act reporting status of the Company or any of its Subsidiaries.

3.8 Absence of Litigation. There is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries, or their officers or directors in their capacity as such, that could have a Material Adverse Effect. The public filings contain a complete list and summary description of any pending or, to the knowledge of the Company, threatened proceeding against or affecting the Company or any of its Subsidiaries, without regard to whether it would have a Material Adverse Effect. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

3.9 Patents, Copyrights, etc. The Company and each of its Subsidiaries owns or possesses the requisite licenses or rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights (“Intellectual Property”) necessary to enable it to conduct its business as now operated (and, as presently contemplated to be operated in the future); there is no claim or action by any person pertaining to, or proceeding pending, or to the Company’s knowledge threatened, which challenges the right of the Company or of a Subsidiary with respect to any Intellectual Property necessary to enable it to conduct its business as now operated (and, as presently contemplated to be operated in the future); to the best of the Company’s knowledge, the Company’s or its Subsidiaries’ current and intended products, services and processes do not infringe on any Intellectual Property or other rights held by any person and/or entity; and the Company is unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and each of its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of their Intellectual Property.

3.10 No Materially Adverse Contracts, Etc. Neither the Company nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company’s officers has or is expected in the future to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement which in the judgment of the Company’s officers has or is expected to have a Material Adverse Effect.

3.11 Disclosure. No event or circumstance has occurred or exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

3.12 Permits; Compliance. The Company and each of its Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the “Company Permits”), and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits. Neither the Company nor any of its Subsidiaries is in conflict with, or in default or violation of, any of the Company Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. August 17, 2020, neither the Company nor any of its Subsidiaries has received any notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to possible conflicts, defaults or violations, which conflicts, defaults or violations would not have a Material Adverse Effect.

3.13 Intentionally omitted.

3.14 Intentionally omitted.

4. COVENANTS.

4.1 Best Efforts. The parties shall use their reasonable best efforts to satisfy timely each of the conditions described in Section 6 and 7 of this SPA.

4.2 Form D; Blue Sky Laws. The Company agrees when applicable to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Holder promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Holder at the applicable closing pursuant to this SPA under applicable securities or “blue sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Holder on or prior to the Closing Date.

4.3 Listing. The Company will obtain and, so long as the Holder owns any portion of the Securities, maintain the listing and trading of its Ordinary Stock on the Principal Market, and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Financial Industry Regulatory Authority (“FINRA”) and such exchanges, as applicable. The Company shall promptly provide to the Holder copies of any notices it receives from the SEC, OTC Markets Group and any other exchanges or quotation systems on which the Ordinary Stock is then listed regarding the continued eligibility of the Ordinary Stock for listing on such exchanges and quotation systems, provided that it shall not provide any notices constituting material nonpublic information. If at any time while Holder holds any portion of the Securities, the Company fails to maintain the listing and trading and of its Ordinary Stock or fails in any way to comply with the Company’s reporting and filing obligations such failure(s) will result in liquidated damages of one thousand dollars ($1,000),for each day that the Company’s fails to maintain the listing and trading of its Ordinary Stock or fails to comply with the Company’s reporting filing obligations, being immediately due and payable to Holder at its election in the form of cash payment.

4.4 Corporate Existence. So long as the Holder beneficially owns any Securities, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company’s assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company’s assets, where the surviving or successor entity in such transaction (i) assumes the Company’s obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose Ordinary Stock is listed for trading on Principal Market.

4.5 Securities Laws Disclosure; Publicity. The Company shall comply with applicable securities laws by filing a Current Report on Form 8-K, within four (4) Trading Days following the execution date hereof, disclosing all the material terms of the transactions contemplated hereby.

4.6 Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by this SPA, the Company covenants and agrees that neither it nor any other person acting on its behalf will provide the Holder or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto the Holder shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that the Holder shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.7 Intentionally omitted.

4.8 Intentionally omitted.

4.9 Piggyback Registration Rights. Subsequent to the Second Closing Date, the Company shall include the Ordinary Stock and the Conversion Shares on: (i) the next registration statement under the Securities Act of 1933, as amended that the Company files with the SEC; (ii) the subsequent registration statement if such previous registration statement is withdrawn, and (iii) any amendment to any registration statement previously filed but not effective as of the date hereof.

5. TRANSFER AGENT MATTERS.

5.1 Issuance and Exercise. At the Closing, the Company shall deliver the Ordinary Stock to the Seller and deliver the irrevocable instructions (the “Irrevocable Transfer Agent Instructions”) attached hereto as Exhibit 2-B and made a part hereof to Worldwide Stock Transfer, LLC, (the “Transfer Agent”) on its letterhead executed by the Company and the Transfer Agent directing it to reserve 100,000,000 shares of the Ordinary Stock for issuance upon Conversion of the Note and to issue certificates, registered in the name of the Holder or its nominee, for the Conversion Shares in such amounts as specified from time to time by the Holder to the Company upon conversion of the Convertible Note, or any part thereof, in accordance with the terms thereof (the “Irrevocable Transfer Agent Instructions”). In the event that the Company proposes to replace its transfer agent, the Company shall provide, prior to the effective date of such replacement, a fully executed Irrevocable Transfer Agent Instructions in the form attached as Exhibit 2-B (including but not limited to the provision to irrevocably reserve shares of Ordinary Stock in the Reserved Amount signed by the successor transfer agent (to the Company). Prior to registration of the Securities under the 1933 Act or the date on which the Securities may be sold pursuant to Rule 144, Section 4(a)(1) of the Securities Act (“Section 4(a)(1)”), or other applicable exemption without any restriction as to the number of Securities as of a particular date that can then be immediately sold, all such certificates shall bear the restrictive legend specified in this SPA. The Company warrants that: (i) no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section, and stop transfer instructions to give effect to hereof (in the case of the Securities, prior to registration of the Securities under the 1933 Act or the date on which the Securities may be sold pursuant to Rule 144, Section 4(a)(1), or other applicable exemption without any restriction as to the number of Securities as of a particular date that can then be immediately sold), will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this SPA; (ii) it will not direct its transfer agent not to transfer or delay, impair, and/or hinder its transfer agent in transferring (or issuing)(electronically or in certificated form) any certificate representing the Securities to be issued to the Holder or its assignees; and (iii) it will not fail to remove (or direct its transfer agent not to remove or impair, delay, and/or hinder its transfer agent from removing) any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for any the Securities as and when required by this SPA and the Convertible Note. If the Holder provides the Company with (i) an opinion of counsel in form, substance and scope customary for opinions in comparable transactions, to the effect that a public sale or transfer of such Securities may be made without registration under the 1933 Act and such sale or transfer is effected or (ii) the Holder provides reasonable assurances that the Securities can be sold pursuant to Rule 144, Section 4(a)(1), or other applicable exemption, the Company shall permit the transfer, and promptly instruct its transfer agent to issue one or more certificates, free from restrictive legend, in such name and in such denominations as specified by the Holder. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder, by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section may be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section, that the Company will pay to the Holder, $15,000 per day during the period in which the Transfer Agent or any successor transfer agent fails to comply with the terms of the Irrevocable Transfer Agent Instructions. Additionally, Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

6. DELIVERY, MATTERS IMPACTING THE SECURITIES.

6.1 Intentionally omitted.

6.2 Intentionally omitted.

6.3 Intentionally omitted.

6.4 Intentionally omitted.

6.5 Intentionally omitted.

6.6 Intentionally omitted.

6.7 Intentionally omitted.

6.8 Intentionally omitted.

7. CONDITIONS TO THE COMPANY’S OBLIGATIONS.

The obligation of the Company hereunder to issue and deliver the Securities to the Holder at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

a) The Holder shall have executed the Transaction documents and delivered the same to the Company,

b) The representations and warranties of the Holder shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Holder shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents be performed, satisfied or complied with by the Holder at or prior to the Closing Date,

c) No event shall have occurred which could reasonably be expected to have a Material Adverse Effect on Provista; and

c) No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this SPA.

8. CONDITIONS TO THE HOLDER’S OBLIGATIONS.

The obligations of the Holder hereunder is subject to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these conditions are for the Holder’s sole benefit and may be waived by the Holder at any time in its sole discretion:

a) The Company shall have executed the Transaction Documents and delivered the same to the Holder;

b) The Irrevocable Transfer Agent Instructions shall have been delivered to and acknowledged in writing by the Company’s Transfer Agent (a copy of which written acknowledgment shall be provided to Holder prior to Closing);

c) The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Holder shall have received a certificate or certificates reasonably requested by the Holder including, but not limited to certificates with respect to the Company’s Formation Documents, By-laws, and Board of Directors’ resolutions relating to the transactions contemplated hereby;

d) No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

e) No event shall have occurred which could reasonably be expected to have a Material Adverse Effect on the Company including but not limited to a change in the 1934 Act reporting status of the Company or the failure of the Company to be timely in its 1934 Act reporting obligations.

f) The Ordinary Stock shall have been authorized for quotation on the Principal Market and trading of the Ordinary Stock on the Principal Market shall not have been suspended by the Securities and Exchange Commission or the Principal Market.

9. GOVERNING LAW; MISCELLANEOUS.

9.1 Governing Law. This SPA shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of laws thereof or any other State. Any action brought by any party against any other party hereto concerning the transactions contemplated by this SPA shall be brought only in the state courts located in the state of Delaware or in the federal courts located in the state of Delaware. The parties to this SPA hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The parties executing this SPA and other Transaction Documents referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this SPA or any other Transaction Document delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this SPA or any other Transaction Document contemplated hereby by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this SPA and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

9.2 Removal of Restrictive Legends. In the event that Holder has any shares of the Company’s Ordinary Stock bearing any restrictive legends, and Holder, through its counsel or other representatives, submits to the Transfer Agent any such shares for the removal of the restrictive legends thereon in connection with a sale of such shares pursuant to any exemption to the registration requirements under the Securities Act, and the Company and or its counsel refuses or fails for any reason (except to the extent that such refusal or failure is based solely on applicable law that would prevent the removal of such restrictive legends) to render an opinion of counsel or any other documents or certificates required for the removal of the restrictive legends, then the Company hereby agrees and acknowledges that the Holder is hereby irrevocably and expressly authorized to have counsel to the Holder render any and all opinions and other certificates or instruments which may be required for purposes of removing such restrictive legends, and the Company hereby irrevocably authorizes and directs the Transfer Agent to, without any further confirmation or instructions from the Company, issue any such shares without restrictive legends as instructed by the Holder, and surrender to a common carrier for overnight delivery to the address as specified by the Holder, certificates, registered in the name of the Holder or its designees, representing the shares of Ordinary Stock to which the Holder is entitled, without any restrictive legends and otherwise freely transferable on the books and records of the Company.

9.3 Filing Requirements. From the date of this SPA until the Holder no longer holds any portion of the Securities, the Company will timely and voluntarily comply with all reporting requirements that are applicable to an issuer with a class of shares registered pursuant to Section 12(g) of the 1934 Act, whether or not the Company is then subject to such reporting requirements and comply with all requirements related to any registration statement filed pursuant to this SPA. The Company will use reasonable efforts not to take any action or file any document (whether or not permitted by the 1933 Act or the 1934 Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said acts until Holder no longer holds any portion of the Securities, The Company will maintain the quotation or listing of its Ordinary Stock on the OTCQX, OTCQB, OTC Pink, New York Stock Exchange, NASDAQ Stock Market, NYSE MKT, f/k/a American Stock Exchange, or other applicable principal trading exchange or market for the Ordinary Stock (whichever of the foregoing is at the time the principal trading exchange or market for the Ordinary Stock) (the “Principal Market”), and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Principal Market, as applicable. The Company will provide Holder with copies of all notices it receives notifying the Company of the threatened and actual delisting of the Ordinary Stock from any Principal Market. As of the date of this SPA and the Closing Date, the OTCQB is the Principal Market. So long as Holder holds any portion of the Securities, the Company will continue the listing or quotation of the Ordinary Stock on a Principal Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Principal Market.

9.4 Headings. The headings of this SPA are for convenience of reference only and shall not form part of, or affect the interpretation of, this SPA.

9.5 Severability. In the event that any provision of this SPA is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

9.6 Entire Agreement; Amendments. This SPA and the other Transaction Documents contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Holder makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this SPA may be waived or amended other than by an instrument in writing signed by the Holder.

9.7 Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be: (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, email or email, addressed as set forth in the Provista Purchase Agreement or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by email with accurate confirmation generated by the transmitting computer, at the address or email address as designated in the Provista Purchase Agreement (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be the address designated in the Provista Purchase Agreement. Each party shall provide timely notice to the other party of any change in address.

9.8 Successors and Assigns. The Transaction Documents shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor the Holder shall assign this SPA or any rights or obligations hereunder without the prior written consent of the other. The Holder may assign its rights hereunder to any person that purchases any portion of the Securities in a private transaction from the Holder or to any of its “affiliates,” as that term is defined under the 1934 Act, without the consent of the Company.

9.9 Third Party Beneficiaries. This SPA is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

9.10 Survival. The representations and warranties of the Company and the agreements and covenants set forth in the Transaction Documents shall survive the Closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Holder. The Company agrees to indemnify and hold harmless the Holder and all their officers, directors, employees and agents for loss or damage arising as a result of or related to any breach or alleged breach by the Holder of any of its representations, warranties and covenants set forth in this SPA or any of its covenants and obligations under the Transaction Documents, including advancement of expenses as they are incurred.

9.11 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of the Transaction Documents and the consummation of the transactions contemplated hereby.

9.12 No Strict Construction. The language used in the Transaction Documents will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

9.13 Remedies. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this SPA will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this SPA, that the Holder shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this SPA and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

9.14 Counterparts. The Transaction Documents may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement. Any signature transmitted by e-mail, or other electronic means shall be deemed to be an original signature.

9.15 Time is of the Essence. Time is of the essence in the performance of each of the obligations of the Parties and with respect to all covenants and conditions to be satisfied by the Parties in the Transaction Documents and all documents, acknowledgments and instruments delivered in connection herewith.

IN WITNESS WHEREOF, the undersigned Holder and the Company have caused this SPA to be duly executed as of April 19, 2021.

STRATEGIC INVESTMENT HOLDINGS, LLC

By:
Name:	Robb Rill
Title:	Manager

TODOS MEDICAL LTD

By:
Name:	Gerald Commissiong
Title:	President and CEO

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